Exhibit 99.4

MICHAEL KORS HOLDINGS LIMITED ANNOUNCES

PROPOSED SENIOR NOTES OFFERING

LONDON, October 5, 2017 — Michael Kors Holdings Limited (NYSE: KORS) (the “Company”) today announced that Michael Kors (USA), Inc., a wholly owned subsidiary of the Company (the “Issuer”), intends to commence an offering of senior notes (the “Notes”). The Notes will be issued to finance, in part, the Company’s pending acquisition of Jimmy Choo PLC, a public company organized under the laws of England and Wales, and its subsidiaries (collectively, “Jimmy Choo”) (the “Acquisition”) and certain related refinancing transactions. The proceeds of the Notes will be held in escrow until immediately prior to the consummation of the Acquisition.

The Notes will be senior unsecured notes and will be guaranteed by the Company and the Company’s existing and future subsidiaries that guarantee or are borrowers under the Company’s new $2.0 billion senior unsecured credit facilities (the “New Credit Facilities”) (subject to certain exceptions, including for subsidiaries organized in China), including, following (and conditional upon) the closing of the Acquisition, Jimmy Choo and all of its existing and future subsidiaries who are guarantors or borrowers under the New Credit Facilities (subject to certain exceptions, including for subsidiaries organized in China).

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act. The issuance and sale of the Notes have not been registered under the Securities Act, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities referred to herein, nor shall there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Note Regarding Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. The forward-looking statements involve risks and uncertainties. Actual results may differ materially from expectations discussed in such forward-looking statements. Although the Company believes that its forward-looking statements are based on reasonable assumptions, expected results may not be achieved, and actual results may differ materially from its expectations.

The Company’s forward-looking statements should not be relied upon except as statements of the Company’s present intentions and of the Company’s present expectations, which may or may not occur. Cautionary statements should be read as being applicable to all forward-looking statements wherever they appear. Except as required by law, the Company undertakes no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures the Company has made in this Current Report, as well as the Company’s other filings with the Securities and Exchange Commission (the “SEC”). In particular, see the Company’s Annual Report on Form 10-K, filed with the SEC on May 31, 2017, and Quarterly Report on Form 10-Q, filed with the SEC on August 9, 2017, copies of which are available upon request from the Company. The Company does not assume any obligation to update the forward looking information contained in this Current Report.

Investor Relations:

Michael Kors Holdings Limited

Christina Coronios, (201) 691-6133

InvestorRelations@MichaelKors.com

or

ICR, Inc.

Jean Fontana, (203) 682-8200

jean.fontana@icrinc.com

or

Media:

ICR, Inc.

Alecia Pulman, (646) 277-1231

KorsPR@icrinc.com